-6-
                             -7-

                                             EXHIBIT A TO
                                             CREDIT
                                             AGREEMENT
                  [On Borrower Letterhead]


                           [Date]



To:  First Bank National Association, as Administrative
     Agent First Bank Place
     601 Second Avenue South
     Minneapolis, Minnesota 55402-4302
     Attention:                    Mortgage
Banking Services
Division
               MPFP0801
     Texas Commerce Bank National Association,
 as Collateral and Managing Agent
     800 West Green Road
     Suite 200
     Houston, Texas 77252
     Attention:                    Susan Lum

     and the Agents and Lenders
     party to the Credit Agreement
     hereinafter described

               Re:  Borrowing Base
Certificate

Ladies/Gentlemen:

          This Borrowing Base Certificate is
submitted to you pursuant to Section 4.01(d)(i) of the Credit Agreement dated as of July 30, 1996 (as said Agreement may be amended, supplemented or restated from time to time, the "Credit Agreement") among Harbourton Mortgage Co., L.P. (the "Borrower"), the Lenders party thereto, First Bank National
Association as Administrative Agent, certain
Administrative Co-Agents and Texas Commerce Bank
National Association as Collateral and Managing
Agent. Each capitalized term used herein has the meaning ascribed to that term in the Credit
Agreement.
          The Borrower and the undersigned officer hereby certify to the Agents and the Lenders as follows:
     (1)  The undersigned is authorized to submit
this Borrowing Base Certificate on behalf of the Borrower.
  (2)  As of the close of business on ____________,
                        19__:
         I.  Mandatory Servicing Prepayment
                                   (a)  Aggregate
               principal amount
               outstanding under Servicing Notes
$__________
      (b)  Qualified Servicing Portfolio Value
               as of most recent Qualified Servicing
               Portfolio Valuation Date (i.e., 65% of
               fair market value thereof)
$__________

          (c)  Mandatory Servicing
               Prepayment due ((a) -
               (b)):
               $__________
                 II.  Warehousing
Borrowing Base
          (a)  Warehousing Borrowing Base Computation.  The
Warehousing Borrowing Base was computed as follows:
               (i) Calculation of Collateral
                   Value for Home Equity
                   Loans:

                   (A) Collateral Value
                       before adjustment  $

                   (B) less 5% adjustment     (
      )

                   (C) Net Collateral Value
$

               (ii)    Calculation of
                   Collateral Value for All
                   Other Pledged
                   Warehousing Loans:

                         (A)  Collateral
                              Value before
                              adjustment
$

                          (B) less 2%
adjustment
(                    )

                          (C)      Net
Collateral Value $

               (iii)   Total Warehousing
Collateral
                   Value  ((i)(C) +
(ii)(C))
$

               (viii)  Warehousing
Loan Sublimits:

                   (A) Collateral
Value of all
                       Wet Funded
Loans     $

                       Maximum
Allowable (30%
                       of aggregate
                       Warehousing
                       Commitment
                       Amounts)               $

                   (B) Collateral
                       Value of all
                       Nonconformin
                       g
                       Conventional
                       Mortgage
Loans     $

                       Maximum
                       Allowable
                       (25% of
                       aggregate
                       Warehousing
                       Commitment
                       Amounts)               $


                       (C) Collateral Value
                       of all Warehousing
                       Loans Pledged more
                       than 120 days          $

                       Maximum Allowable      $20,000,000

                   (D)        Collateral
Value of all
                       Home Equity Loans
$_________
                       Maximum Allowable (2%
                       of aggregate
                       Warehousing
                       Commitment Amounts)
                       $


          (b)  Pledged Warehousing Loans in Default,
     Not Eligible or Not Marketable.         The
     Pledged Warehousing Loans which had
     been in default for 30 days or more, which have ceased to be Eligible Pledged Warehousing Loans or which were not marketable were as follows:

               (i) In default (30 days)       $
               (ii)    Ceased to be Eligible  $
               (iii)   Not marketable*        $

*    Does not qualify for delivery into a Firm Take-
Out
     Commitment or a Standby Take-Out Commitment.

      Said Pledged Warehousing Loans are more
                   specifically
described in Schedule 1 attached hereto.

          (c)  Outstanding Warehousing Note
Balances.  The aggregate principal      amount
outstanding under the Warehousing
Notes was $__________.

       III.  Working Capital Borrowing Base

          (a)  Working Capital Borrowing Base
Computation. The Working Capital Borrowing Base was computed as follows:

               (i)  Eligible Pledged Investment
Loans

                         (A)  Aggregate unpaid
                      principal balance of Eligible
                      Pledged
                      Investment Loans before
adjustment per attached
                Schedule 2   $

                          (B)  less 20%
adjustment
(                    )

                          (C)  Net Collateral
Value
$

                      Maximum Allowable
$5,000,000

               (ii)  Eligible P&I Payment
Receivables

                   (A)  Aggregate amount of
Eligible
                        P&I Payment Receivables
$

                          (B)  less 5%
adjustment
(                    )

                          (C)  Net Collateral
Value
$

                      Maximum Allowable
               $15,000,000 (iii)  Eligible T&I
               Payment Receivables

                   (A)  Aggregate amount of
Eligible
                        T&I Payment Receivables
$

                          (B)  less 10%
adjustment
(                    )

                          (C)  Net Collateral
Value
$

                      Maximum Allowable (under
                      both (iii) and (iv))
$25,000,000

               (iv)  Eligible Foreclosure
                        Payment Receivables

                   (A)  Aggregate amount of
Eligible
                        P&I Payment Receivables
$

                          (B)  less 10% adjustment
(                    )

                          (C)  Net Collateral Value
$

                      Maximum Allowable (under
                      both (iii) and (iv))
$25,000,000

               (v)  Total Working Capital Collateral
                       Value ((i)(C) + (ii)(C) +
                       (iii)(C) + (iv)(C))
$

          (b)  Outstanding Working Capital Note
Balances. The aggregate principal amount outstanding under the Working Capital Notes was $__________.

          IV.  Discretionary Borrowing Base

          (a)  Discretionary Borrowing Base
Computation. The Discretionary Borrowing Base was computed as follows:

        (i)  Eligible Pledged Committed Whole
                     Loans

                         (A)  Aggregate unpaid
principal
                      balance of Eligible Pledged
                      Committed Whole Loans
                      before adjustment per
                      attached Schedule 3
                      $

                          (B)  less 1%
adjustment
(                    )

                          (C)  Net
Collateral Value
$

               (ii)  Eligible Pledged
Gestation Loans

                         (A)  Aggregate
                      unpaid principal
                      balance of Eligible
                      Pledged Gestation
                      Loans before
                      adjustment per
                      attached Schedule
                      4   $

                          (B)  less 1%
adjustment
(                    )

                          (C)  Net
Collateral Value
$
               (iii)  Eligible Pledged
Gestation Securities
                         (A)  Aggregate unpaid
                      principal balance of
                      Eligible Pledged
                      Gestation Securities before adjustment
                      per attached Schedule 5   $

                          (B)  less 1% adjustment
(                    )

                          (C)  Net Collateral Value $

               (iv)  Total Discretionary Collateral
Value ((i)(C) + (ii)(C) + (iii)(C))
$

          (b) Outstanding Discretionary Note Balances. The aggregate principal amount outstanding under the Discretionary Notes was $__________.
The foregoing certifications are made and delivered this
           day of                               , 199_.
                              HARBOURTON MORTGAGE CO., L.P.
                              By Harbourton Funding
                              Corporation, its general
                              partner


                              By _________________
_____
                                     Its

                                    Schedule 1 to Borrowing
                                    Base Certificate


 (Prepared as of close of business on
,
                           199  )


A.  Pledged Warehousing Loans in Default for 30 Days or More

                 Name of          Pri              Days
Loan No.         Mortgagor        ncipal           in
                                  Balance          Default


        B.  Pledged Warehousing Loans No Longer Eligible
                  Pledged Warehousing Loans

                       Name of                Principal
Loan No.               Mortgagor              Balance


        C.  Pledged Warehousing Loans Not Marketable

                       Name of                Principal
Loan No.               Mortgagor              Balance

                                    Schedule 2 to Borrowing
                                    Base Certificate


 (Prepared as of close of business on
,
                           199  )

              Eligible Pledged Investment Loans
                       Name of                Principal
Loan No.               Mortgagor              Balance

                                    Schedule 3 to Borrowing
                                    Base Certificate
 (Prepared as of close of business on
,
                           199  )


           Eligible Pledged Committed Whole Loans

                       Name of                Principal
Loan No.               Mortgagor              Balance


                                    Schedule 4 to Borrowing
                                    Base Certificate


 (Prepared as of close of business on
,
                           199  )


              Eligible Pledged Gestation Loans

                       Name of                Principal
Loan No.               Mortgagor              Balance


                                    Schedule 5 to Borrowing
                                    Base Certificate


 (Prepared as of close of business on
,
                           199  )





Eligible Pledged Gestation Securities
                                              EXHIBIT B TO
                                              CREDIT
                                              AGREEMENT
                  [On Borrower Letterhead]
                           [Date]



To:  First Bank National Association, as Administrative
     Agent First Bank Place
     601 Second Avenue South
     Minneapolis, Minnesota 55402-4302
     Attention:                    Mortgage
Banking Services
Division
               MPFP0801
     and the Agents and Lenders party to the
     Credit Agreement hereinafter described

               Re:  Compliance Certificate

Ladies/Gentlemen:

          This Compliance Certificate is submitted to you pursuant to Section 4.01(c) of the Credit
Agreement dated as of July 30, 1996 (as said
Agreement may be amended, supplemented or restated from time to time, the "Credit Agreement") among Harbourton Mortgage Co., L.P. (the "Borrower"), the
Lenders party thereto, First Bank National
Association as Administrative Agent, certain
Administrative Co-Agents and Texas Commerce Bank
National Association as Collateral and Managing
Agent. Each capitalized term used herein has the meaning ascribed to that term in the Credit
Agreement.

          The Borrower and the undersigned officer hereby certify to the Agents and the Lenders as follows:

               (1)  The undersigned is the duly
     elected chief financial officer (or deputy thereof) of the General Partner of the Borrower and is authorized to submit this Compliance
     Certificate on behalf of the Borrower.

               (2)  The undersigned has reviewed the
     terms of the Credit Agreement and has made, or has caused to be made under the undersigned's supervision, a detailed review of the transactions and conditions of the Borrower during the accounting period(s) covered by Attachment 1 hereto.

               (3)  The examinations described in
     paragraph (2) did not disclose, and the
     undersigned and the Borrower have no knowledge, whether arising out of such examinations or otherwise, of the existence of any condition or event which constitutes a Default or an Event of Default (as such terms are defined in the Credit
     Agreement) during or at the end of the
     accounting period(s) covered by Attachment 1 hereto or as of the date of this Compliance
     Certificate, except as described below and/or in a separate attachment to this Compliance
     Certificate [describing the exceptions in detail, the nature of the condition or event, the period during which it has existed and the action which Company has taken, is taking, or proposes to take with respect to each such condition or event]:

          .
               (4)  The computations set forth in
     Attachment 1 hereto are true and correct as of the date and for the accounting period(s) specified therein.
   The foregoing certifications, together with the computations set forth in Attachment No. 1 hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this __ day of ___________, 19__.

                                   HARBOURTON
                              MORTGAGE CO., L.P. By
                              Harbourton Funding
                              Corporation, its
                              general partner
                                   By
                                        Its Chief
Financial Officer
                        Attachment No. 1
              to Compliance Certificate


          (Terms defined in the Credit Agreement are used herein as defined therein and Section references used herein refer to the Sections of the Credit Agreement.)

    The following computations are made as of the Borrower's close of business on _________, 199_:

   1. Borrower's Net Worth
     (determined monthly)

     (a)  Borrower's Net Worth:
$

     (b)  Minimum Borrower's Net Worth required by
      Section 4.14:
$30,000,000
   2. Leverage Ratio
     (determined monthly)

     (a)  Total Liabilities:       $

      minus

     (b)  Permitted Subdebt:       ($_______)

      minus

     (c)  Indebtedness under
      Discretionary Notes:  ($_______)

 (d)  Remainder of 2(a) - 2(b) - 2(c):
$________

     (e)  Borrower's Adjusted
      Tangible Net Worth:                 $________

     (f)  Harbourton Financial's
Adjusted
      Tangible Net Worth:
$________

      less
     (g)  Borrower's
      Adjusted Tangible
      Net Worth:
      ($________)

     (h)  Remainder of
2(f) -
      2(g):      $________

     (i)  50% of 2(h):                    $________

     (j)  Sum of 2(e) and 2(i):

$________

     (k)  Leverage Ratio (2(d)/2(j)):

____ to 1

     (l)  Maximum Leverage Ratio permitted
      by Section 4.15:                    10.0 to
1.0

   3. Debt Service Coverage Ratio
     (determined fiscal quarterly after
      Servicing Conversion Date)

     (a)  Calculation of Cash Flow for
      last two fiscal quarters:

  (i) net income:                    $

          plus

      (ii)   noncash expenses:            $________

          minus

      (iii)  noncash income:              ($________)

          plus

      (iv)   90% of capitalized amount
          (not to exceed market) of
          Originated Servicing Rights:    $________

          plus

      (v) interest expense on Servicing
          Notes:
$________

      (vi)   Cash Flow (sum of (i)
          through (vi)):                  $

     (b)  Calculation of debt service:

      (i) interest expense on Servicing
          Notes:
$________

          plus

      (ii)   aggregate Mandatory
Principal
          Payments on Servicing Notes:    $________

      (iii)  debt service (sum of (i)
and (ii)): $_______

     (c)  Debt Service Coverage Ratio
      (3(a)(vi) to 3(b)(iii)):
to 1.0

     (b)  Minimum Debt Service Coverage
      required by Section 4.16:
1.2 to    1.0
   4. Servicing Portfolio.
     (a)  Aggregate principal amount of Mortgage
      Loans included in Servicing
      Portfolio                                       $

     (b)  Minimum amount required by
     Section 4.17                        $3,000,000,000




                                                   EXHIBIT C
                                              TO CREDIT
                                              AGREEMENT
                  [On Borrower Letterhead]


                           [Date]



To:  First Bank National Association, as Administrative
     Agent First Bank Place
     601 Second Avenue South
     Minneapolis, Minnesota 55402-4302
     Attention:                    Mortgage
Banking Services
Division
               MPFP0801
     and the Agents and Lenders party to the
     Credit Agreement hereinafter described

               Re:  Confirmation

Ladies/Gentlemen:

          This Confirmation is submitted to you
pursuant to the Credit Agreement dated as of July 30, 1996 (as said Agreement may be amended, supplemented or restated from time to time, the "Credit
Agreement") among Harbourton Mortgage Co., L.P. (the
"Borrower"), the Lenders party thereto, First Bank
National Association as Administrative Agent, certain
Administrative CoAgents and Texas Commerce Bank
National Association as Collateral and Managing
Agent. Each capitalized term used herein has the meaning ascribed to that term in the Credit
Agreement.

          The Borrower and the undersigned hereby
confirm and certify to the Agents and the Lenders as follows:

          1.  The undersigned is authorized to submit
this Confirmation on behalf of the Borrower.

          2.   On                                ,
19__, the
Borrower (a) requested the Agent to make Servicing
Advances, Warehousing Advances (or a Warehousing
Swing Line Advance), Working Capital Advances (or a
Working Capital Swing Line Advance) or Discretionary
Advances in the aggregate principal amount of $                       , (b)
made principal payments
in the aggregate amount of $                      ,
or (c)
converted outstanding Borrowings to outstanding
Borrowings of another type,* as follows:


* For purposes of this Confirmation, Borrowings being
     converted shall be described as principal payments, and the new Borrowings into which such Borrowings are being converted shall be described as new Advances.


                 Servicing Facility


               Floating EurodollarDesignated
          Base Rate      Rate      Fixed RateFixed
Rate

Payment
_______

Net Amount
Outstanding
_______

Interest Rate                 %                       %
_       %  _______%



                      Warehousing Facility
                                                   Floating
               EurodollarDesignated
          Base Rate      Rate      Fixed
RateFixed Rate

Advance
_______

Payment
_______

Net Amount
Outstanding
_______

Interest Rate                 %                       %
_       %  _______%

                    Working Capital Facility

                                                   Floating
               EurodollarDesignated
          Base Rate      Rate      Fixed
RateFixed Rate

Advance
_______

Payment
_______

Net Amount
Outstanding
_______

Interest Rate                 %                       %
_       %  _______%


                     Discretionary Facility

                                                   Floating Eurodollar
          Base Rate      Rate

Advance

Payment

Net Amount
Outstanding

Interest Rate                 %                       %



               3.  In connection with any requested
Servicing Advances, please disburse $
as follows [include wire instructions]:
          4.  In connection with any requested
Warehousing Advances or Warehousing Swing Line
Advance, please disburse
$                     as follows [include wire
instructions]:






          5.  In connection with any Working Capital
Advances or Working Capital Swing Line Advance, please disburse $________ as follows [include wire instructions]:





Attached hereto as Attachment 1 is a listing of all Investment Loan Advances, P&I Advances, T&I Advances and Foreclosure Advances to be funded by such Working
Capital Advances.

          6.  In connection with any Discretionary
Advances, please disburse $________ as follows
[include wire instructions]:



Attached hereto as Attachment 2 is a listing of all Tranche 1 Advances, Tranche 2 Advances and Tranche 3
Advances to be funded by such Discretionary Advances.

                                        7.  In
connection with any requested Advance: (a) no Default or Event of Default has occurred or will exist upon the completion of any requested Advance;
(b) the representations and warranties contained in
Section 3 of the Credit Agreement, in Section 5 of the Warehousing and Discretionary Security Agreement in Section 5 of the Servicing and Working Capital
Security Agreement are true and correct in all material respects with the same force and effect as if made on and as of the date hereof; (c) after giving effect to the Servicing Advances requested herein the sum of the outstanding principal balances of the Servicing Notes will not exceed the Qualified
Servicing Portfolio Value; (d) after giving effect to the Warehousing Advances or Warehousing Swing Line
Advance requested herein the sum of the outstanding principal balances of the Warehousing Notes will not exceed the Warehousing Borrowing Base; (e) after giving effect to the Working Capital Advances or Working Capital Swing Line Advance requested herein the sum of the outstanding principal balances of the Working Capital Notes will not exceed the Working
Capital Borrowing Base; and (f) after giving effect to the Discretionary Advances the sum of the outstanding principal balances of the Discretionary
Notes will not exceed the Discretionary Collateral
Value.

     Very truly yours,

     HARBOURTON MORTGAGE CO., L.P.
     By Harbourton Funding Corporation,
     its general partner
     By
          Its

                                        Attachment 1
                                        to
                                        Confirmation
                    P&I  Payments
     (a)         (b)     (c)     (d)    (e)


Loan No.

Mortgagor
    Name

    P&I
Payment


    P&I
Payment
Receivable


90% of (d)





Totals:





$________





$_________





$_________


                                       Attachment 2
                                       to
                                       Confirmation
                 Tranche 1 Advances



                         -2-




                         -1-
                                         EXHIBIT D
                                         TO CREDIT
                                         AGREEMENT
                      FORMULAS
                         FOR
                  DETERMINING COLLATERAL VALUE
                 FOR BORROWING BASES


          I.  Warehousing Collateral Value


   The "Warehousing Collateral Value" of Eligible
                       Pledged
Warehousing Loans and any other collateral constituting Warehousing Collateral shall be determined as follows:

                  A.  Eligible Pledged Warehousing
Loans

     1. Subject to paragraphs I.A.2 and I.A.3 below, the Warehousing Collateral Value of an Eligible
Pledged Warehousing Loan, at the time of any determination thereof, shall be an amount equal to the least of

          (a) the unpaid principal balance of such
Eligible Pledged       Mortgage  Loan,

          (b) 98% (95% if a Home Equity Loan) of the
     Origination Price or the Acquisition Price, as the case may be, of such Eligible Pledged
     Warehousing Loan, and

          (c) 98% (95% if a Home Equity Loan) of the weighted average purchase price under the Firm
     Take-Out Commitments or Standby Take-Out
     Commitments under which such Eligible Pledged
     Warehousing Loan is eligible to be sold, as described in the most recent Inventory/Pipeline
     Report provided by the Borrower in accordance with Section 4.01 of the Credit Agreement.

     2.  Notwithstanding paragraph I.A.1 above:

          (a)  the maximum aggregate Warehousing
     Collateral Value that may be assigned to Eligible Pledged Warehousing Loans that are Wet
     Funded Loans shall be an amount equal to 30% of the aggregate of the Warehousing Commitment
     Amounts;

          (b)  the maximum Warehousing Collateral
     Value that may be assigned to any single
     Eligible Pledged Warehousing Loan that is a
     Nonconforming Conventional Mortgage Loan shall be $1,500,000, and the maximum aggregate
     Warehousing Collateral Value that may be assigned to all Eligible Pledged Warehousing
     Loans that are Nonconforming Conventional
     Mortgage Loans shall be an amount equal to 25% of the aggregate of the Warehousing Commitment
     Amounts;

          (c)  the maximum aggregate Warehousing
     Collateral Value that may be assigned to Eligible Pledged Warehousing Loans that have been Pledged as Warehousing Collateral more than 120 days shall be $20,000,000; and

          (d)  the maximum aggregate Warehousing
     Collateral Value that may be assigned to Eligible Pledged Warehousing Loans that are Home
     Equity Loans shall be an amount equal to 2% of the aggregate of the Warehousing Commitment
     Amounts.

     3.  Notwithstanding paragraphs I.A.1 and I.A.2
above, an Eligible Pledged Warehousing Loan will
cease to have Warehousing Collateral Value if any of
the following events occur with respect thereto:
          (a)  in the case of an Eligible Pledged
     Warehousing Loan which is other than a Home
     Equity Loan, 210 days elapse from the date on
     which such Eligible Pledged Warehousing Loan was
     Pledged as Warehousing Collateral (Eligible
     Pledged Warehousing Loans that have been Pledged
     as Warehousing Collateral for more than 120 days
     but less than 210 days are subject to the
     sublimit set forth in paragraph I.A.2(c) above);
          (b)  in the case of an Eligible Pledged
     Warehousing Loan which is a Home Equity Loan, 60
     days elapse from the date on which such Eligible
     Pledged Warehousing Loan was Pledged as
     Warehousing Collateral;
          (c)  45 days elapse from the date an
     Eligible Pledged Mortgage       Loan was
     delivered to an Investor for examination and purchase and such Eligible Pledged Warehousing
     Loan has not been returned to the Collateral and Managing Agent;
   (d)  21 days elapse from the date a Warehousing
     Collateral document relating to such Eligible
     Pledged Warehousing Loan was delivered to the Borrower for correction or completion and such corrected or completed Warehousing Collateral document has not been returned to the Collateral and Managing Agent;

          (e)  in the case of an Eligible Pledged
     Warehousing Loan which is a Wet Funded Loan, seven (7) Business Days elapse from the date an Agreement to Pledge and a Collateral
     Identification Letter with respect to such Wet
     Funded Loan were executed by the Borrower and the Mortgage Note and other instruments and documents required by paragraph 2 of said
     Collateral Identification Letter have not been received by the Collateral and Managing Agent;

          (f)  any payment required to be made under
     an Eligible Pledged Warehousing Loan is not paid when due and remains unpaid 30 days;

          (g)  such Eligible Pledged Warehousing Loan
     ceases to be an Eligible Pledged Warehousing
     Loan; or

          (h)  the Collateral and Managing Agent
     notifies the Borrower that in the reasonable opinion of the Collateral and Managing Agent such Eligible Pledged Warehousing Loan is not marketable and should not be given Warehousing
     Collateral Value hereunder.

The Borrower shall provide the Collateral and Managing Agent with a certified schedule at least once each calendar month of all the Eligible Pledged
Warehousing Loans in respect of which the event described in clauses (f), (g) and (h) of this paragraph I.A.3 has occurred. Notwithstanding any of the foregoing, (a) a Pledged Warehousing Loan shall remain a part of the Warehousing Collateral Pledged under the Warehousing and Discretionary Security
Agreement until it is released by the Collateral and Managing Agent pursuant to Section 10.04 thereof, irrespective of any determination that such Pledged
Warehousing Loan is not, or has ceased to be, an Eligible Pledged Warehousing Loan or that it does not have, or has ceased to have, Warehousing Collateral
Value, and (b) an Eligible Pledged Warehousing Loan which has been delivered to an Investor for inclusion in a pool of Mortgage Loans backing a Related Mortgage-backed
Security pursuant to Section 10.03 of the Warehousing and Discretionary Security
Agreement shall remain a part of the Warehousing
Collateral Pledged under the Warehousing and Discretionary Security Agreement and, to the extent provided in paragraphs I.A and I.B above, subject to paragraph I.A.2 above and this paragraph I.A.3, shall retain its Warehousing Collateral Value until it is released pursuant to Section 10.04 of the Warehousing and Discretionary Security Agreement.

                     B.  Other Warehousing Collateral
    The Warehousing Collateral Value of any other
                     collateral
("Other Warehousing Collateral") offered by the Borrower and accepted as Warehousing Collateral by the Warehousing Lenders in their sole and absolute discretion shall be such amount of Warehousing
Collateral Value (if any) as the Warehousing Lenders may assign to such Other Warehousing Collateral in their sole and absolute discretion.

        II.  Working Capital Collateral Value


     The "Working Capital Collateral Value" of
Eligible Pledged Investment  Loans, Eligible P&I
Payment Receivables, Eligible T&I Payment
Receivables, Eligible Foreclosure Payment Receivables and any other collateral constituting Working Capital
Collateral shall be determined as follows:

                  A.  Eligible Pledged Investment
Loans

 1.  Subject to paragraphs II.A.2 and II.A.3 below,
                         the
Working Capital Collateral Value of an Eligible
Pledged Investment Loan, at the time of any determination thereof, shall be an amount equal to 80% of the unpaid principal balance of such Eligible
Pledged Investment Loan.

     2. Notwithstanding paragraph II.A.1 above, the maximum aggregate Working Capital Collateral Value that may be assigned to Eligible Pledged Investment
Loans shall be $5,000,000.

     3.  Notwithstanding paragraphs II.A.1 and II.A
 .2 above, an Eligible Pledged Investment Loan will cease to have Working Capital Collateral Value if any of the following events occur with respect thereto:

          (a) 360 days elapse from the date on which such Eligible Pledged Investment Loan was
     Pledged as Working Capital Collateral;

          (b)  21 days elapse from the date a Working
     Capital Collateral document relating to such Eligible Pledged Investment Loan was delivered to the Borrower for correction or completion and such corrected or completed Working Capital
     Collateral document has not been returned to the Administrative Agent; or

          (c)  such Eligible Pledged Investment  Loan
     ceases to be an Eligible Pledged Investment
     Loan.

        B.  Eligible P&I Payment Receivables

 1.  Subject to paragraphs II.B.2 and II.B.3 below,
                         the
Working Capital Collateral Value of any Eligible P&I
Payment Receivable at any time shall be 95% of the amount thereof (after deducting any payments made thereon).
     2. Notwithstanding paragraph II.B.1 above, the maximum aggregate Working Capital Collateral Value that may be assigned to Eligible P&I Payment
Receivables shall be $15,000,000.
     3. Notwithstanding paragraphs II.B.1 and II.B.2 above, an Eligible P&I Payment Receivable will cease to have Working Capital Collateral Value if such Eligible P&I Payment Receivable ceases to be an Eligible P&I Payment Receivable.
  C.  Eligible T&I Payment Receivables and Eligible
                       Foreclosure Payment
                       Receivables
 1.  Subject to paragraphs II.C.2 and II.C.3 below,
                         the
Working Capital Collateral Value of any Eligible T&I
Payment Receivable or Eligible Foreclosure Payment
Receivable at any time shall be 90% of the amount thereof (after deducting any payments made thereon).

     2. Notwithstanding paragraph II.C.1 above, the maximum aggregate Working Capital Collateral Value that may be assigned to Eligible T&I Payment
Receivables and Eligible Foreclosure Payment
Receivables, taken together, shall be $25,000,000.

     3. Notwithstanding paragraphs II.C.1 and II.C.2 above, an Eligible T&I Payment Receivable will cease to have Working Capital Collateral Value if such Eligible T&I Payment Receivable ceases to be an Eligible T&I Payment Receivable, and an Eligible
Foreclosure Payment Receivable will cease to have Working Capital Collateral Value if such Eligible
Foreclosure Payment Receivable ceases to be an Eligible Foreclosure Payment Receivable.

                   D.  Other Working Capital
Collateral.
     The Working Capital Collateral Value of any other collateral ("Other Working Capital Collateral") offered by the Borrower and accepted as Working
Capital Collateral by the Working Capital Lenders in their sole and absolute discretion shall be such amount of Working Capital Collateral Value (if any) as the Working Capital Lenders may assign to such Other Working Capital Collateral in their sole and absolute discretion.


        III.  Discretionary  Collateral Value


     The "Discretionary  Collateral Value" of
Eligible Pledged Committed Whole Loans, Eligible
Pledged Gestation Loans, Eligible Pledged Gestation
Securities and any other collateral constituting
Discretionary Collateral shall be determined as follows:

     A.  Eligible Pledged Committed Whole Loans,
                         Eligible Pledged Gestation
                         Loans
      and Eligible Pledged Gestation Securities

     1. Subject to paragraphs III.A .2 and III.A .3 below, the Discretionary Collateral Value of an Eligible Pledged Committed Whole Loan, Eligible
Pledged Gestation Loan or Eligible Pledged Gestation
Security, at the time of any determination thereof, shall be an amount equal to 99% of the purchase price therefor under the Firm Take-Out Commitment applicable thereto.

     2. Notwithstanding paragraph III.A .1 above, the maximum aggregate Discretionary Collateral Value that may be assigned to
Eligible Pledged Committed Whole Loans, Eligible
Pledged Gestation Loans and Eligible Pledged
Gestation Securities, taken together, shall be $75,000,000.

     3.  Notwithstanding paragraphs III.A .1 and
III.A .2 above, an Eligible Pledged Committed Whole
Loan, Eligible Pledged Gestation Loan or Eligible
Pledged Gestation Security will cease to have Discretionary Collateral Value if any of the following events occur with respect thereto:
          (a) 10 days elapse from the date on which any such Eligible Pledged Committed Whole Loan was Pledged as Discretionary Collateral;
          (b) 10 days elapse from the date on which any such Eligible Pledged Gestation Loan was
     Pledged as Discretionary Collateral;
          (c) 10 days elapse from the date on which any such Eligible Pledged Gestation Security was
     Pledged as Discretionary Collateral; or
          (d)  such Eligible Pledged Committed Whole
     Loan, Eligible Gestation Loan or Eligible
     Pledged Gestation Security ceases to be an Eligible Pledged Committed Whole Loan, Eligible
     Pledged Gestation Loan or Eligible Pledged
     Gestation Security, as the case may be.
                    B.  Other Discretionary
Collateral
     The Discretionary Collateral Value of any other collateral ("Other Discretionary Collateral") offered by the Borrower and accepted as Discretionary
Collateral by the Discretionary Lenders in their sole and absolute discretion shall be such amount of Discretionary Collateral Value (if any) as the
Discretionary Lenders may assign to such Other
Discretionary Collateral in their sole and absolute discretion.
                            III.  Definitions.
     Capitalized terms used not otherwise defined in this Exhibit, shall have the meanings ascribed thereto in the Credit Agreement, the Warehousing and Discretionary Security Agreement or the Servicing and
Working Capital Security Agreement, as the case may be, unless the context otherwise requires. In addition, the following terms shall have the following respective meanings:
     "Acquisition Date":  with respect to a Mortgage
Loan that is purchased by the Borrower, the date of the assignment assigning such Mortgage Loan to the Borrower.
     "Acquisition Price":  with respect to a Mortgage
Loan that is purchased by the Borrower, the actual out-of-pocket cost to the Borrower incurred in connection with the purchase of such Mortgage Loan by the Borrower.
     "Appraised Value": with respect to an interest in real estate, the then current fair market value thereof as of a recent date satisfactory to the Agent, as determined by the FHA or the VA, if applicable, or, if there is no such determination, then as determined in accordance with accepted methods of appraising by a qualified appraiser who is a member of the American Institute of Real Estate
Appraisers or other group of professional appraisers.
     "Conforming Conventional Mortgage Loan":  a
Conventional Mortgage Loan that is eligible for purchase by FNMA or FHLMC.

     "Conventional Mortgage Loan": a Mortgage Loan secured by a First Mortgage on improved real estate that (a) is in an amount not in excess of eighty percent (80%) of the Appraised Value of such real estate unless the amount of such Mortgage Loan in excess of eighty percent (80%) of such Appraised
Value is insured against credit losses by an insurer approved by FHLMC or FNMA and (b) satisfies FHLMC's or FNMA's underwriting standards.

     "Conversion Date":  with respect to an
adjustable rate Mortgage Loan that has been converted to a fixed rate Mortgage Loan, the date of the allonge, amendment, modification agreement or other document converting the interest rate thereunder from an adjustable rate to a fixed rate.

     "Eligible Foreclosure Payment Receivable":  a
Foreclosure Payment Receivable in which the Administrative Agent has a perfected first priority security interest for the benefit of the Lenders.

     "Eligible P&I Payment Receivable":  a P&I
Payment Receivable in which the Administrative Agent has a perfected first priority security interest for the benefit of the Lenders.

     "Eligible Pledged Committed Whole Loan":  a
Pledged Committed Whole Loan in which the Collateral and Managing Agent has a perfected first priority security interest for the benefit of the Banks.

     "Eligible Pledged Gestation Loan":  a Pledged
Gestation Loan in which the Collateral and Managing
Agent has a perfected first priority security interest for the benefit of the Lenders.

     "Eligible Pledged Investment Loan":  a Pledged
Investment Loan in which the Administrative Agent has a perfected first priority security interest for the benefit of the Lenders.

     "Eligible Pledged Warehousing Loan":  a Pledged
Warehousing Loan: (a) the entire interest in which is owned (or, in the case of a Wet Funded Loan, will be owned upon the closing thereof) by the Borrower,
(b) which is an FHA Mortgage Loan, a VA Mortgage
Loan, a Conforming Conventional Mortgage Loan, a
Nonconforming Conventional Mortgage Loan, a
Nonconforming Mortgage Loan or a Home Equity Loan covering a completed residential property, (c) which qualifies for purchase under an existing Firm Take-
Out Commitment or Standby Take-Out Commitment, (d) the Origination Date of which, and, in the case of an adjustable rate Mortgage Loan which has been converted to a fixed rate Mortgage Loan, the Conversion Date of which is less than 60 days prior to the date on which such Pledged Warehousing Loan was Pledged, in the case of a Pledged Warehousing
Loan which is a Home Equity Loan, or less than 120 days prior to the date on which such Pledged
Warehousing Loan was Pledged, in the case of any other Pledged Warehousing Loan, and (e) in which the Collateral and Managing Agent has a perfected first priority security interest for the benefit of the Lenders.

     "Eligible Pledged Gestation Security":  a
Pledged Gestation Security in which the Collateral and Managing Agent has a perfected first priority security interest for the benefit of the Lenders.

     "Eligible T&I Payment Receivable":  a T&I
Payment Receivable in which the Administrative Agent has a perfected first priority security interest for the benefit of the Lenders.

     "FHA Mortgage Loan": a Mortgage Loan secured by a First Mortgage that is insured by, or is eligible to be insured by and is covered by a binding commitment of, the FHA pursuant to the provisions of the National Housing Act, as amended.

     "Firm Take-Out Commitment": a commitment from an Investor to purchase from the Borrower within a specified time period a Mortgage Loan or Mortgage
Loans, under which commitment the Borrower is obligated to sell said Mortgage Loan or Mortgage
Loans.

     "First Mortgage": a Mortgage that is subject to no prior or superior mortgage, deed of trust or other security deed in the land and interests in real property covered by such Mortgage.

     "Home Equity Loan": a Mortgage Loan which is a revolving line of credit or a close-ended loan and is secured by a First Mortgage or a Second Mortgage, the current unpaid principal balance of which as adjusted from time to time does not exceed $300,000, and the loan-to-value-ratio of which (and all other Mortgage
Loans encumbering the same property) does not exceed
95%.

     "Nonconforming Conventional Mortgage Loan":  a
Conventional Mortgage Loan that (a) is in an amount in excess of the maximum amount eligible for purchase by FHLMC or FNMA and (b) otherwise satisfies FHLMC's or FNMA's underwriting standards.

     "Nonconforming Mortgage Loan": a Mortgage Loan that (a) is secured by a First Mortgage, (b) does not conform to the eligibility requirements of FNMA or FHLMC with respect to the credit rating of the mortgagor, and (c) is underwritten and approved by an Investor prior to funding.

     "Origination Date":  with respect to a Mortgage
Loan, the earlier of the date of the Mortgage securing such Mortgage Loan or the date of the Mortgage Note evidencing such Mortgage Loan.

     "Origination Price":  with respect to a Mortgage
Loan originated by the Borrower, the unpaid principal amount of such Mortgage Loan less all discounts collected by the Borrower in connection with such Mortgage Loan.

     "Pledged":  means, with respect any Mortgage
Loan, that the Mortgage Note and other documents relating thereto have been delivered to the Agent in accordance with Section 4.01 or Section 4.02 of the Warehousing and Discretionary Security Agreement.

     "Second Mortgage": a Mortgage that is subject to a First Mortgage but is subject to no other prior or superior mortgage, deed of trust or other security deed in the land and interests in real property covered by such Mortgage.

     "Standby Take-Out Commitment": a commitment from an Investor to purchase from the Borrower within a specified time period a Mortgage Loan or Mortgage
Loans, under which commitment the Borrower has the right, but is not obligated, to sell said Mortgage
Loan or Mortgage Loans.

     "Wet Funded Loan": a Pledged Warehousing Loan that has been closed and funded under an Agreement to Pledge pursuant to Section 4.01 of the Warehousing and Discretionary Security Agreement and for which the applicable Mortgage Note and other instruments and documents required to be delivered to the Agent under the applicable Collateral Identification Letter have not been received by the Collateral and Managing
Agent.

     "VA Mortgage Loan": a Mortgage Loan secured by a First Mortgage that is guaranteed by, or is eligible to be guaranteed by and is covered by a binding commitment to guarantee of, the VA pursuant to the provisions of the Servicemen's Readjustment
Act of 1944, as amended.




                                            EXHIBIT
                                       E TO CREDIT
                                       AGREEMENT
            Servicing Commitment Amounts, Warehousing
               Commitment Amounts, Working Capital
       Commitment Amounts and Discretionary Lending Limits

                         ($ in Millions)

Lender     Servicing   Warehous   Discreti  Working   Total
                      ing        onary      Capital

First
Bank
National   12.00        55.00    13.75       8.00      88.75
Associat
ion

Texas
Commerce
Bank
National
Associat   12.00        55.00    13.75       8.00      88.75
ion

The Bank
of New
York        9.00        40.00    10.00       5.00      64.00

Resident
ial
Funding
Corporat    9.00        40.00    10.00       5.00      64.00
ion

Bank
One,
Texas,
National    9.00        40.00    10.00       5.00      64.00
Associat
ion

Guaranty
Federal
Bank,       9.00        24.00     6.00       5.00      44.00
F.S.B.

Comerica
Bank        7.50        24.00     6.00       4.50      42.00

PNC Bank
Kentucky    7.50        22.00     5.50       4.50      39.50

TOTAL      75.00       300.00    75.00      45.00     495.00






                               EXHIBIT F TO CREDIT AGREEMENT


Initially Approved Investors
  [TO COME FROM COMPANY, SUBJECT
TO APPROVAL OF FIRST BANK AND TCB]





                                                    EXHIBIT
                                              G TO CREDIT
                                              AGREEMENT
                       PROMISSORY NOTE
                      (Servicing Note)



                                                    July 30,
                                           1996 Minneapolis,
                                           Minnesota
          FOR VALUE RECEIVED, HARBOURTON MORTGAGE CO., L.P., a Delaware limited partnership (the "Borrower"), hereby promises to pay to the order of
________________________________________________________
(the "Lender"), at the main office of the Administrative Agent (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) at First Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 554024302, or at such other office as may be designated in writing by the Lender, in lawful money of the United States of America in Immediately Available Funds, the aggregate unpaid principal amount of all Servicing Advances made by the Lender to the Borrower pursuant to a Credit Agreement dated as of July 30, 1996 among the Borrower, certain Lenders (including the Lender), First Bank National Association as Administrative Agent, certain Administrative Co-Agents and Texas Commerce Bank National Association as Collateral and Managing Agent (as the same may be amended, modified or restated from time to time, the "Credit Agreement") and to pay interest from the date hereof on the unpaid principal balance thereof at the times and at the rate or rates per annum provided for in the Credit Agreement. Principal of this note is payable at the times and in the amounts provided for in the Credit Agreement.
          This note is one of the Servicing Notes referred to in the Credit Agreement. This note is subject to mandatory and voluntary prepayment and its maturity is subject to acceleration, in each case upon the terms provided in the Credit Agreement. This note is secured by certain collateral referred to in the Credit Agreement.
          The Borrower hereby waives diligence, presentment, demand, protest, and notice (except such notice as may be required under the Loan Documents) of any kind whatsoever. The nonexercise by the Agents or the Lender of any of their rights hereunder or under the other Loan Documents shall not constitute a waiver thereof in any subsequent instance.
          This note is entitled to the benefit of the Warehousing and Discretionary Security Agreement, the Servicing and Working Capital Security Agreement and the other Loan Documents.
          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF MINNESOTA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. In the event of default hereunder, the Borrower agrees to pay all costs and expenses of collection, including reasonable attorneys' fees.
          [Notwithstanding the foregoing paragraphs and all other provisions of this note and the Credit Agreement, none of the terms and provisions of this note or the Credit Agreement shall ever be construed to create a contract to pay to the Lender, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by the Lender to the undersigned under applicable state or federal law from time to time in effect, and the undersigned shall never be required to pay interest in excess of such maximum amount. If, for any reason interest is paid hereon in excess of such maximum amount (whether as a result of the payment of this note prior to its maturity or otherwise), then promptly upon any determination that such excess has been paid the Lender will, at its option, either refund such excess to the undersigned or apply such excess to the principal owing hereunder.]/1


                                        HARBOURTON MORTGAGE
CO., L.P.,
               By Harbourton Funding Corporation, its
               general partner


               By
                      Its

_______________________________
1/   This paragraph shall be included only in the Servicing
Notes
     of Servicing Lenders whose principal offices are in the State of Texas




                                                    EXHIBIT
                                              H TO CREDIT
                                              AGREEMENT
                       PROMISSORY NOTE
                     (Warehousing Note)



                                                    July 30,
                                           1996 Minneapolis,
                                           Minnesota
          FOR VALUE RECEIVED, HARBOURTON MORTGAGE CO., L.P., a Delaware limited partnership (the "Borrower"), hereby promises to pay to the order of _____________________________________________________ (the
"Lender"), at the main office of the Administrative Agent (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) at First Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 554024302, or at such other office as may be designated in writing by the Lender, in lawful money of the United States of America in Immediately Available Funds, the aggregate unpaid principal amount of all Warehousing Advances [and Warehousing Swing Line Advances]/1
_______________________________
/   This language will appear only in the Warehousing Note
     of First Bank National Association. made by the Lender to the Borrower pursuant to a Credit Agreement dated as of July 30, 1996 among the Borrower, certain Lenders (including the Lender), First Bank National Association as Administrative Agent, certain Administrative Co-Agents and Texas Commerce Bank National Association as Collateral and Managing Agent (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") and to pay interest from the date hereof on the unpaid principal balance thereof at the times and at the rate or rates per annum provided for in the Credit Agreement. Principal of this note is payable at the times and in the amounts provided for in the Credit Agreement.

          This note is one of the Warehousing Notes referred to in the Credit Agreement. This note is subject to mandatory and voluntary prepayment and its maturity is subject to acceleration, in each case upon the terms provided in the Credit Agreement. This note is secured by certain collateral referred to in the Credit Agreement.

          The Borrower hereby waives diligence, presentment, demand, protest, and notice (except such notice as may be required under the Loan Documents) of any kind whatsoever. The nonexercise by the Agents or the Lender of any of their rights hereunder or under the other Loan Documents shall not constitute a waiver thereof in any subsequent instance.

          This note is entitled to the benefit of the Warehousing and Discretionary Security Agreement, the
     Servicing and Working Capital Security Agreement and the other Loan Documents.


          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF MINNESOTA, BUT GIVING EFFECT
     TO
FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. In the event of default hereunder, the Borrower agrees to pay all costs and expenses of collection, including reasonable attorneys' fees.
     [Notwithstanding the foregoing paragraphs and all other provisions of this note and the Credit Agreement, none of the terms and provisions of this note or the Credit Agreement shall ever be construed to create a contract to pay to the Lender, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by the Lender to the undersigned under applicable state or federal law from time to time in effect, and the undersigned shall never be required to pay interest in excess of such maximum amount. If, for any reason interest is paid hereon in excess of such maximum amount (whether as a result of the payment of this note prior to its maturity or otherwise), then promptly upon any determination that such excess has been paid the Lender will, at its option, either refund such excess to the undersigned or apply such excess to the principal owing hereunder.]/


          HARBOURTON MORTGAGE CO., L.P.,
                    By Harbourton Funding Corporation, its
                    general partner



          By
                 Its




                                                    EXHIBIT
                                              I TO CREDIT
                                              AGREEMENT
                       PROMISSORY NOTE
                   (Working Capital Note)



                                                    July 30,
                                           1996 Minneapolis,
                                           Minnesota
          FOR VALUE RECEIVED, HARBOURTON MORTGAGE CO., L.P., a Delaware limited partnership (the "Borrower"), hereby promises to pay to the order of _____________________________________________________ (the
"Lender"), at the main office of the Administrative Agent (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) at First Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 554024302, or at such other office as may be designated in writing by the Lender, in lawful money of the United States of America in Immediately Available Funds, the aggregate unpaid principal amount of all Working Capital Advances [and Working Capital Swing Line Advances]/1
_______________________________
/   This language will appear only in the Working Capital
Note
     of First Bank National Association. made by the Lender to the Borrower pursuant to a Credit Agreement dated as of July 30, 1996 among the Borrower, certain Lenders (including the Lender), First Bank National Association as Administrative Agent, certain Administrative Co-Agents and Texas Commerce Bank National Association as Collateral and Managing Agent (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") and to pay interest from the date hereof on the unpaid principal balance thereof at the times and at the rate or rates per annum provided for in the Credit Agreement. Principal of this note is payable at the times and in the amounts provided for in the Credit Agreement.

          This note is one of the Working Capital Notes referred to in the Credit Agreement. This note is subject to mandatory and voluntary prepayment and its maturity is subject to acceleration, in each case upon the terms provided in the Credit Agreement. This note is secured by certain collateral referred to in the Credit Agreement.

          The Borrower hereby waives diligence, presentment, demand, protest, and notice (except such notice as may be required under the Loan Documents) of any kind whatsoever. The nonexercise by the Agents or the Lender of any of their rights hereunder or under the other Loan Documents shall not constitute a waiver thereof in any subsequent instance.

          This note is entitled to the benefit of the Warehousing and Discretionary Security Agreement, the
     Servicing and Working Capital Security Agreement and the other Loan Documents.


          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF MINNESOTA, BUT GIVING EFFECT TO
FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. In the event of default hereunder, the Borrower agrees to pay all costs and expenses of collection, including reasonable attorneys' fees.
     [Notwithstanding the foregoing paragraphs and all other provisions of this note and the Credit Agreement, none of the terms and provisions of this note or the Credit
Agreement shall ever be construed to create a contract to pay to the Lender, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by the Lender to the undersigned under applicable state or federal law from time to time in effect, and the undersigned shall never be required to pay interest in excess of such maximum amount. If, for any reason interest is paid hereon in excess of such maximum amount (whether as a result of the payment of this note prior to its maturity or otherwise), then promptly upon any determination that such excess has been paid the Lender will, at its option, either refund such excess to the undersigned or apply such excess to the principal owing hereunder.]/


          HARBOURTON MORTGAGE CO., L.P.,
                    By Harbourton Funding Corporation, its
                    general partner



          By
                 Its



                                         EXHIBIT J TO CREDIT
                                         AGREEMENT
                       PROMISSORY NOTE
                    (Discretionary Note)



                                         July 30, 1996

                                         Minneapolis,
                                         Minnesota

          FOR VALUE RECEIVED, HARBOURTON MORTGAGE CO., L.P., a Delaware limited partnership (the "Borrower"), hereby promises to pay to the order of ________________________________________________________ (the
"Lender"), at the main office of the Administrative Agent (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) at First Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 554024302, or at such other office as may be designated in writing by the Lender, in lawful money of the United States of America in Immediately Available Funds, the aggregate unpaid principal amount of all Discretionary Advances made by the Lender to the Borrower pursuant to a Credit Agreement dated as of July 30, 1996 among the Borrower, certain Lenders (including the Lender), First Bank National Association as Administrative Agent, certain Administrative Co-Agents and Texas Commerce Bank National Association as Collateral and Managing Agent (as the same may be amended, modified or restated from time to time, the "Credit Agreement") and to pay interest from the date hereof on the unpaid principal balance thereof at the times and at the rate or rates per annum provided for in the Credit Agreement. Principal of this note is payable at the times and in the amounts provided for in the Credit Agreement.
          This note is one of the Discretionary Notes referred to in the Credit Agreement. This note is subject to mandatory and voluntary prepayment and its maturity is subject to acceleration, in each case upon the terms provided in the Credit Agreement. This note is secured by certain collateral referred to in the Credit Agreement.
          The Borrower hereby waives diligence, presentment, demand, protest, and notice (except such notice as may be required under the Loan Documents) of any kind whatsoever. The nonexercise by the Agents or the Lender of any of their rights hereunder or under the other Loan Documents shall not constitute a waiver thereof in any subsequent instance.
          This note is entitled to the benefit of the Warehousing and Discretionary Security Agreement, the Servicing and Working Capital Security Agreement and the other Loan Documents.
          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF MINNESOTA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. In the event of default hereunder, the Borrower agrees to pay all costs and expenses of collection, including reasonable attorneys' fees.
          [Notwithstanding the foregoing paragraphs and all other provisions of this note and the Credit Agreement, none of the terms and provisions of this note or the Credit Agreement shall ever be construed to create a contract to pay to the Lender, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by the Lender to the undersigned under applicable state or federal law from time to time in effect, and the undersigned shall never be required to pay interest in excess of such maximum amount. If, for any reason interest is paid hereon in excess of such maximum amount (whether as a result of the payment of this note prior to its maturity or otherwise), then promptly upon any determination that such excess has been paid the Lender will, at its option, either refund such excess to the undersigned or apply such excess to the principal owing hereunder.]/1


                                        HARBOURTON MORTGAGE
CO., L.P.,
               By Harbourton Funding Corporation, its
               general partner


               By
                      Its

_______________________________
1/   This paragraph shall be included only in the
Discretionary
     Notes of Discretionary Lenders whose principal offices are in the State of Texas